SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jul-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jul-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jul-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    187,233,351       4,750,772          N/A 182,482,579
A-2    129,270,119       1,573,727          N/A 127,696,391
A-IO   270,610,466               0          N/A 265,203,019
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      379,201,908               0          N/A 373,556,311
R                0               0          N/A           0
Total  376,503,470       6,324,500           0  370,178,970



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      340,921               0     2.18500%
  A-2      238,072               0     2.21000%
 A-IO    1,560,972              (0)    6.16000%
  M-1       64,783               0     2.99000%
  M-2       58,425               0     3.69000%
    B       58,625               0     4.69000%
    X            0               0
    R            0               0     2.21000%
Total    2,321,798              (0)

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         23.753862    1.704604     0.000000      912.412893
A-2  22540V UG 5         11.240909    1.700518     0.000000      912.117081
A-IO 22540V UH 3          0.000000    5.369699    (0.000000)     912.291088
M-1  22540V UK 6          0.000000    2.491667     0.000000     1000.000000
M-2  22540V UL 4          0.000000    3.075000     0.000000     1000.000000
B    22540V UM 2          0.000000    3.908333     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      933.890660
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                        0            0             0
Principal Distributions:
Beginning Balance                  224,138,684  155,063,224     379,201,908
     Scheduled Principal               123,534       92,160         215,694
     Prepays (Includes Curtail)      4,117,267    1,312,636       5,429,903
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           4,240,801    1,404,796       5,645,597
     Net Realized Losses                     0            0               0
Ending Balance                     219,897,883  153,658,428     373,556,311
Count                                    1,926        1,269           3,195

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          219,897,883  153,658,428     373,556,311
Ending OC Amount                                                  3,377,341

Interest Distributions:
Sched Int (Net of Serv Fee)          1,694,743    1,157,055       2,851,798
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,694,743    1,157,055       2,851,798
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0

                                        0           0              0

Servicing Fee                           93,391       64,610         158,001
Trustee Fee                                934          646           1,580
Credit Risk Manager Fee                  3,269        2,261           5,530
FSA Premium                              9,362        6,464          15,825


Current  Advances                    1,664,883    1,066,709       2,731,593
Outstanding  Advances                2,310,787    1,446,628       3,757,415

Delinquency Information

     30-59 days delinq             60-89 days delinq        90+ days delq
Grp  Count      Bal             Count   Bal          Count    Bal
1    64         7,060,635       16      2,120,226    7        617,635
2    56         5,704,191       14      1,582,314    4        397,113
Total120        12,764,827      30      3,702,540    11       1,014,748
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     Foreclosure                   Bankruptcy
Grp  Count         Balance         Count       Balance
1    42            4,279,721       24          2,735,252
2    19            2,298,617       11          1,198,424
Total61            6,578,338       35          3,933,676

                   REO
Grp  Count         Balance         Market Value
1    2.00          116,609.06      0.00
2    0.00          0.00            0.00
Total2.00          116,609.06      0.00


Number of Loans with Prepayment Premiums                                 32
Amount of Prepayment Premiums                                       171,838


Delinquency Rate (> 60 Days)                                         4.1081%
Rolling Three Month Delinquency Rate                                 3.0471%


Realized Losses incurred during the related Due Period                    0
Cumulative Net Realized Losses since Startup Day                      1,029


Weighted Average Term to Maturity of Mortgage Loans                      341
Weighted Average Gross Coupon of Mortgage Loans                      9.5292%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.1484%


Net WAC (gross of FSA fee)                                           0.0000%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       16.9659%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                               0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA